UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2022

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	“RVNC”	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS
On September 8, 2022, Revance Therapeutics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (the “FDA”) has approved DAXXIFY™ (DaxibotulinumtoxinA-lanm) for injection for the temporary improvement of moderate to severe frown lines (glabellar lines) in adults.

The Company intends to file a Supplemental Biologics License Application (“sBLA”) with the FDA for DAXXIFY™ for the treatment of cervical dystonia in the fourth quarter of 2022, with an anticipated Prescription Drug User Fee Act action date in 2023.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding our regulatory submissions and approvals. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Revance’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the results, timing, costs, and completion of our research and development activities and regulatory approvals; our ability to obtain funding for our operations; the timing of capital expenditures; the accuracy of our estimates regarding future expenses, future revenues, capital requirements, our financial performance and the economics of DAXXIFY™ , the RHA ® Collection of dermal fillers and OPUL ® ; the impact of the COVID 19 pandemic on our manufacturing operations, supply chain, end user demand for our products and services, the aesthetics market, commercialization efforts, business operations, the regulatory process, clinical trials and other aspects of our business and on the market; our ability and the ability of our partners to manufacture supplies for our product candidates and our ability to acquire supplies of the RHA ® Collection of dermal fillers; the uncertain clinical development process; the applicability of clinical study results to actual outcomes; the rate and degree of economic benefit, safety, efficacy, commercial acceptance, competition and/or size and growth potential of our products and services; the timing and cost of commercialization activities; the proper training and administration of our products by physicians and medical staff; our ability to execute our sales and marketing strategy; the status of commercial collaborations; our ability to continue obtaining and maintaining intellectual property protection for our drug product candidates; the cost and our ability to defend ourselves in lawsuits; and other risks. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this presentation may be found in our periodic filings with the Securities and Exchange Commission (SEC), including factors described in the section entitled "Risks Factors" in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements in this communication speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2022	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer